UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒   Preliminary Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐   Definitive Information Statement

Arvana Inc.

(Name of Registrant As Specified In Its Charter)

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ARVANA INC.

299 Main Street, 13th Floor

Salt Lake City

Utah 84111

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Arvana Inc.:

We are delivering this Notice and the accompanying Information Statement to inform our stockholders that on June 30, 2021, the Board of Directors (the “Board”) and the holders of a majority of the votes entitled to be cast by all holders of outstanding shares of the common stock of Arvana Inc. (the “Company,” “our” or “we”) adopted resolutions by joint written consent, in lieu of a meeting of the Board and stockholders, to amend our Articles of Incorporation (the “Charter”) to change our name (the “Name Change”) to Swissx America Corporation, as set forth in the Certificate of Amendment to our Articles of Incorporation attached hereto as Annex A (the “Amendment”).

Pursuant to § 78.390 of the Nevada Revised Statutes (“NRS”), the Amendment was approved by the Board by written consent pursuant to NRS § 78.315(2) and the shareholders by written consent pursuant to NRS § 78.320(2), which permits, respectively, any action that may be taken at a meeting of the Board or at a meeting of the shareholders be taken by the written consent of the Board and by holders of outstanding shares of the Company having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and pursuant to § 13 (for shareholders) and § 21 (for the Board) of the Company’s Amended and Restated By-Laws (the “By-Laws”), which permit any action that may be taken at a meeting of shareholders and/or the Board be taken by the written consent of the Board and by the holders of outstanding common stock of the Company. All necessary corporate approvals in connection with the adoption of the Amendment have been obtained.

The Information Statement is being furnished to the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nevada law solely for the purpose of informing our shareholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, these actions will not become effective until at least 20 calendar days after the mailing of this Notice and the accompanying Information Statement, and thus we plan to file the Amendment as soon thereafter as is reasonably practicable.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a shareholder of record of our Company at the close of business on June 30, 2021.

By Order of the Board of Directors

____________________________

Ruairidh Campbell

Chief Executive Officer

July [*], 2021

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ARVANA INC.

299 South Main Street, 13th Floor

Salt Lake City

Utah 84111

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Arvana Inc.,” the “Company,” “we,” “us” and “our” and similar expressions refer to Arvana Inc., a Nevada corporation.

This Information Statement is being sent to inform our shareholders that we have obtained a joint written consent (the “Consent”) from the Board and the holders of a majority of the votes entitled to be cast by all holders of outstanding shares of the Common Stock of the Company, to amend our Articles of Incorporation (the “Charter”) as set forth in the Certificate of Amendment to the Articles of Incorporation attached hereto as Annex A (the “Amendment”).

This Information Statement is being mailed on or about July [*], 2021, to the Company’s shareholders of record as of July 9, 2021 (the “Record Date”). This Information Statement constitutes notice to our shareholders of corporate actions taken by the Board and by our shareholders without a meeting.

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock, held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

The date of this Information Statement is July [*], 2021.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

On June 30, 2021 (the “Shareholder Vote Date”), the holders of a majority of the votes entitled to be cast by holders of outstanding shares of Common Stock of the Company (the “Consenting Shareholders”), who jointly executed the Consent approving the Amendment, as described herein, beneficially owned 2,625,680 shares (57.05%) of our outstanding Common Stock. As of the Shareholder Vote Date, there were 4,610,670 shares of our Common Stock outstanding. No payment was made to any person or entity in consideration of their execution of the Consent.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. NRS § 78.315 provides that any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if a written consent is signed by all members of the Board, with such exceptions not here applicable. NRS § 78.320 provides that any action that may be taken at a meeting of shareholders may be taken by written consent by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Approval of at least a majority of outstanding stock entitled to vote thereon was required to approve the Amendment.

As of the Shareholder Vote Date, the Company had 4,610,670 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. On the Shareholder Vote Date, the Consenting Shareholders beneficially owned 2,625,680 shares of Common Stock in the aggregate, which represents 57.05% of the votes entitled to be cast by holders of all outstanding shares of Common Stock. Accordingly, the Consent executed by the Board and the Consenting Shareholders pursuant to, respectively, NRS §§ 78.315 and 78.320, is sufficient to approve the Amendment pursuant to NRS § 78.390, and no further shareholder action is required to approve this matter.

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APPROVAL OF THE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

Description of the Amendment

On June 30, 2021, our Board and the holders of a majority of our outstanding shares entitled to vote adopted a resolution authorizing an amendment to the Company’s Charter to change our name to Swissx America Corporation. A copy of the text of the Amendment is attached to this Information Statement as Annex A. The changes in the Amendment will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada, which is expected to occur twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

Reasons for and Effects of the Amendment

The Amendment changes our name to Swissx America Corporation to reflect a rebranding effort following the entry by the Company into a non-binding Confidential Term Sheet dated May 21, 2021 (the “Term Sheet”), executed by and among the Company, Altaf Nazerali, his affiliates, and Alki David. The Term Sheet contemplates, in part, debt settlement of existing payables for shares; a prohibition against the sale or transfer of shares held by control persons for twelve-months after the closing of a business transaction; an asset purchase agreement to be determined; appointments to the Board; and a period of exclusivity in order to negotiate a definitive transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of June 30, 2021, prior to the effectiveness of certain voting proxies granted on even date, by (i) each of our directors, (ii) each of our executive officers, (iii) our executive officers and directors as a group, and (iv) each beneficial shareholder known to us to own more than 5% of our outstanding Common Stock. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner (1)	Number of Common Shares	Percentage of Common Shares (2)
Directors and Officers
Common Stock	Ruairidh Campbell, CEO, CFO, PAO and Director	—	—
	299 S. Main Street, 13th Floor
	Salt Lake City, Utah 84111
Common Stock	Shawn Teigen, Director	—	—
	299 S. Main Street, 13th Floor,
	Salt Lake City, Utah 84111
Common Stock	Sir John Baring, Director	14,625	<1.0%
	299 S. Main Street, 13th Floor,
	Salt Lake City, Utah 84111
Common Stock	All Directors and Executive Officers as a Group	14,625	<1.0%
Common Stock	Valor Invest Ltd. (3)	380,080	8.34%
	60 Rue du Rhone, Fifth Floor
	Geneva 3, Switzerland CH 1211
Common Stock	Altaf Nazerali (3)	1,112,910	24.14%
	3001-788 Richards Street, Vancouver British Columbia, Canada V6B 0C7
Common Stock	International Portfolio Management (3)	1,132,690	24.57%
	3001-788 Richards Street, Vancouver British Columbia, Canada V6B 0C7
Common Stock	Raymond Wicki	426,290	9.25%
	79 Shosshaldenstrasse
	Bern, Switzerland CH=3006
Common Stock	Conrad Swanson	395,920	8.59%
	792 Seymour Boulevard, North Vancouver
	British Columbia, Canada V7J 2J6
Total		3,462,515	75.00%

(1)  Under Securities and. Exchange Commission (the “SEC”) Rule 13d-3, the beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: voting power which includes the power to vote, or direct the voting of shares; and/or investment power, which includes the power to dispose or direct the disposition of shares. On June 30, 2021, Altaf Nazerali, Valor Invest Ltd. and International Portfolio Management Inc. executed proxy agreements for an aggregate number of 2,625,680 shares in favor of Alki David. The proxies in favor of Mr. David convey the power to vote or direct the voting of Company shares for a fourteen (14) month period that commenced on June 30, 2021, and do not include the power to dispose or direct the disposition of said shares.

(2)  The percentage calculations are based on the aggregate of 4,610,670 shares issued and outstanding as at June 30, 2021.

(3)  Valor Invest Ltd. and International Portfolio Management Inc. were under the common control and beneficial ownership of Altaf Nazerali representing 2,625,680 or 57.05% of the Company’s issued and outstanding shares prior to the delivery of voting proxies to Mr. David. A change in control of the Company was effective as of June 30, 2021, as disclosed on the Form 8-K dated July 7, 2021.

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CONSENTING SHAREHOLDERS

On June 30, 2021, the Shareholder Vote Date, the following record holders of 2,625,680 shares of Company’s Common Stock in the aggregate consented in writing to the matters stated herein. The total number of shares outstanding as of the Shareholder Vote Date, for purposes of this calculation, is 4,610,670.

Name of Stockholder	Shares of Common Stock Beneficially Owned	Percentage of Ownership
Altaf Nazerali	1,112,910		24.14%
International Portfolio Management (1)	1,132,690		24.57%
Valor Invest Ltd. (1)	380,080		8.34%
Total	2,625,680		57.05%

(1) International Portfolio Management Inc. and Valor Invest Ltd. are under the common control of Altaf Nazerali representing 2,625,680 or 57.05% of the Company’s issued and outstanding shares.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company is not aware of any substantial direct interests by security holdings or otherwise, of any director or officer in the approval of the Amended Articles concerning the name change, that are different from or greater than those of other stockholders.

EXCHANGE ACT MATTERS

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Amendment will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently quoted for trading on the OTC Market Group Inc.’s Pink Sheets Current Information over the counter market platform under the symbol “AVNI,” though the Company will move to change the symbol as soon as possible following the name change identified herein.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

OTHER MATTERS

There have been no proposals submitted by shareholders for consideration and the Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

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DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our shareholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any shareholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Shareholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing to us at:

ARVANA INC.

299 S. Main Street, 13th Floor

Salt Lake City, Utah 84111

Attn: Chief Executive Officer and Chairman of the Board

Telephone: (801) 232-7395

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements in Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov. The Company will also make available, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

Delivery to Stockholders Holding Securities in Brokerage Houses

The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record.

Effective Date

The Amended Articles, approved by the Board and the Consenting Shareholders, in accordance with Rule 14(c)-2 promulgated under the Exchange Act, will be made effective no earlier than twenty (20) days after this Information Statement is mailed to Company shareholders. We anticipate the effective date to be on or about July [*], 2021.

By Order of the Board of Directors,

____________________________

Ruairidh Campbell

Chief Executive Officer

July [*], 2021

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ANNEX A

CERTIFICATE OF AMENDMENT

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385(d) – Name Change)

1.  Name of corporation:

Arvana Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

 Article I is deleted in its entirety and replaced with the following:

ARTICLE I Name The name of the Corporation is Swissx America Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

On June 30, 2021, by joint written consent of the Board of Directors of the Corporation and the holders of a majority of approximately fifty-seven percent (57%) of the issued shares, the Corporation resolved to change its name as stated above.

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X /s/ Ruairidh Campbell, Chief Executive Officer
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

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